Obligations Related to Finance Leases	12 Months Ended
Dec. 31, 2020
Lessee, Finance Lease, Description [Abstract]
Lessee, Finance Leases [Text Block]
10. Obligations Related to Finance Leases

	December 31, 2020 $	December 31, 2019 $
Teekay LNG
LNG Carriers	1,340,922	1,410,904
Teekay Tankers
Conventional Tankers	360,043	414,788
Total obligations related to finance leases	1,700,965	1,825,692
Less current portion	(150,408)	(95,339)
Long-term obligations related to finance leases	1,550,557	1,730,353

Teekay LNG

As at December 31, 2020 and 2019, Teekay LNG was a party to finance leases on nine LNG carriers. These nine LNG carriers were sold by Teekay LNG to third parties (or Lessors) and leased them back under 7.5- to 15-year bareboat charter contracts ending in 2026 through to 2034. At the inception of these leases, the weighted-average interest rate implicit in these leases was 5.1%. The bareboat charter contracts are presented as obligations related to finance leases on the Company's consolidated balance sheets and have purchase obligations at the end of the lease terms.

Teekay LNG consolidates seven of the nine Lessors for financial reporting purposes as VIEs. Teekay LNG understands that these vessels and lease operations are the only assets and operations of the Lessors. Teekay LNG operates the vessels during the lease term and as a result, is considered to be, under GAAP, the Lessors' primary beneficiary. The sale and leaseback of two of Teekay LNG's vessels are accounted for as failed sales. Teekay LNG is not considered as holding a variable interest in these buyer Lessor entities and thus, does not consolidate these entities (see Note 1).

The liabilities of the seven Lessors considered as VIEs are loans and are non-recourse to Teekay LNG. The amounts funded to the seven Lessors in order to purchase the vessels materially match the funding to be paid by Teekay LNG's subsidiaries under the sale-leaseback transactions. As a result, the amounts due by Teekay LNG's subsidiaries to the seven Lessors considered as VIEs have been included in obligations related to finance leases as representing the Lessors' loans.

During September 2019, Teekay LNG refinanced the Torben Spirit by acquiring the Torben Spirit from its original Lessor and then selling the vessel to another Lessor and leasing it back for a period of 7.5 years. Teekay LNG is required to purchase the vessel at the end of the lease term. As a result of this refinancing transaction, Teekay LNG recognized a loss of $1.4 million for the year ended December 31, 2019 on the extinguishment of the original finance lease, which was included in other loss in the consolidated statements of income (loss).

The obligations of Teekay LNG under the bareboat charter contracts for the nine LNG carriers are guaranteed by Teekay LNG. In addition, the guarantee agreements require Teekay LNG to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. As at December 31, 2020, Teekay LNG was in compliance with all covenants in respect of the obligations related to its finance leases.

As at December 31, 2020, the remaining commitments related to the finance leases of these nine LNG carriers, including the amounts to be paid for the related purchase obligations, approximated $1.7 billion, including imputed interest of $400.5 million, repayable from 2021 through 2034, as indicated below:

Commitments
December 31, 2020
Year	$
2021	138,601
2022	136,959
2023	135,459
2024	132,011
2025	129,725
Thereafter	1,068,641

Teekay Tankers

From 2017 to 2019, Teekay Tankers completed sale-leaseback financing transactions with financial institutions relating to 16 of Teekay Tankers' vessels. Under these arrangements, Teekay Tankers transferred the vessels to subsidiaries of the financial institutions (collectively, the Lessors), and leased the vessels back from the Lessors on bareboat charters ranging from 9- to 12-year terms. Teekay Tankers is obligated to purchase eight of the vessels upon maturity of their respective bareboat charters. Teekay Tankers also has the option to purchase each of the 16 vessels at various times starting between July 2020 and November 2021 until the end of their respective lease terms. In October 2020, Teekay Tankers completed the purchases of two of these vessels for a total cost of $29.6 million.

As at December 31, 2020, Teekay Tankers consolidates 12 of the remaining 14 Lessors for financial reporting purposes as VIEs. Teekay Tankers understands that these vessels and lease operations are the only assets and operations of the Lessors. Teekay Tankers operates the vessels during the lease terms, and as a result, is considered to be the Lessor's primary beneficiary.

The liabilities of the 12 Lessors are loans that are non-recourse to Teekay Tankers. The amounts funded to the 12 Lessors in order to purchase the vessels materially match the funding to be paid by Teekay Tankers' subsidiaries under these lease-back transactions. As a result, the amounts due by Teekay Tankers' subsidiaries to the 12 Lessors considered as VIEs have been included in obligations related to finance leases as representing the Lessors' loans.

Subsequent to the adoption of ASU 2016-02 on January 1, 2019, sale and leaseback transactions where the lessee has a purchase obligation are treated as a failed sale. Consequently, the sale-leaseback of the Aspen Spirit and Cascade Spirit during the second quarter of 2019 is accounted for as a failed sale and Teekay Tankers has not derecognized the assets and continues to depreciate the assets as if it was the legal owner. Proceeds received from the sale are set up as an obligation related to finance lease and bareboat charter hire payments made by Teekay Tankers to the Lessor are allocated between interest expense and principal repayments on the obligation related to finance lease.

The bareboat charters related to each of these vessels require that Teekay Tankers maintain minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of the greater of $35.0 million and at least 5.0% of Teekay Tankers' consolidated debt and obligations related to finance leases.

Six bareboat charters were entered into by Teekay Tankers with subsidiaries of a financial institution in July 2017 and November 2018. Four of these bareboat charters, entered into in July 2017, require Teekay Tankers to maintain, for each vessel, a hull coverage ratio of 90% of the total outstanding principal balance during the first three years of the lease period and 100% of the total outstanding principal balance thereafter. As at December 31, 2020, these ratios ranged from 121% to 143% (December 31, 2019 – ranged from 110% to 132%). The remaining two of these bareboat charters, entered into in November 2018, require the Company to maintain, for each vessel, a minimum hull coverage ratio of 100% of the total outstanding principal balance. As at December 31, 2020, these ratios ranged from 145% to 156% (2019 - ranged from 140% to 144%). Should any of these ratios drop below the required amount, the Lessor may request that the Company prepay additional charter hire.
Eight bareboat charters were entered into with subsidiaries of a financial institution in September 2018 and May 2019. Six of these bareboat charters, entered into in September 2018, require Teekay Tankers to maintain, for each vessel, a hull coverage ratio of 75% of the total outstanding principal balance during the first year of the lease period, 78% for the second year, 80% for the following two years and 90% of the total outstanding principal balance thereafter. As at December 31, 2020, these ratios ranged from 80% to 88% (December 31, 2019 – ranged from 106% to 123%).
The remaining two of these bareboat charters, entered into in May 2019, require Teekay Tankers to maintain, for each vessel, a minimum hull coverage ratio of 75% of the total outstanding principal balance during the first year of the lease period, 78% for the second year, 80% for the following two years and 90% of the total outstanding principal balance thereafter. As at December 31, 2020, this ratio was approximately 81% (December 31, 2019 – 109%). Should any of these ratios drop below the required amount, and Teekay Tankers is unable to cure any such breach within the prescribed cure period, Teekay Tankers' obligations may become immediately due and payable at the election of the relevant lessor. In certain circumstances, this could lead to cross-defaults under our other financing agreements, which in turn could result in obligations becoming due and commitments being terminated under such agreements. In November 2020, Teekay Tankers declared purchase options to acquire two of these vessels for a total cost of $56.7 million with an expected completion date of May 2021 and, in March 2021, Teekay Tankers declared purchase options to acquire the remaining six vessels for a total cost of $128.8 million with an expected completion date of September 2021 (see Note 23).
Such requirements are assessed annually with reference to vessel valuations compiled by one or more agreed upon third parties. As at December 31, 2020, Teekay Tankers was in compliance with all covenants in respect of the obligations related to finance leases.

The weighted average interest rate on Teekay Tankers’ obligations related to finance leases as at December 31, 2020 was 7.8% (December 31, 2019 – 7.6%).

As at December 31, 2020, Teekay Tankers' total remaining commitments (including vessel purchase options declared as of that date) related to financial liabilities of these vessels were approximately $480.9 million (December 31, 2019 – $601.7 million), including imputed interest of $120.9 million (December 31, 2019 – $186.9 million), repayable from 2021 through 2030, as indicated below:

Commitments
December 31, 2020
Year	$
2021	103,033
2022	43,552
2023	43,545
2024	43,656
2025	43,528
Thereafter	203,630